UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 8, 2014

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction		(I.R.S. Employer
of incorporation)	(Commission file number)	Identification Number)

301 Binney Street Cambridge, Massachusetts		02142
(Address of principal
executive offices)		(Zip code)

(617) 621-7722
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On January 8, 2014, Ironwood Pharmaceuticals, Inc. (Ironwood) announced that it is reducing headcount by approximately 10% to align its workforce with its strategy to grow a leading gastrointestinal therapeutics company.  Ironwood detailed its growth strategy at its Investor Day in December 2013.  As maximizing LINZESS® (linaclotide) is core to Ironwood’s strategy, Ironwood’s field-based sales force and medical science liaison team are excluded from the workforce reduction.  Following the changes, Ironwood expects to have approximately 480 full-time employees and to be appropriately resourced to continue executing on its growth strategy. Ironwood estimates that it will incur aggregate charges in connection with its reduction in workforce of approximately $4.0 million to $4.5 million for employee severance and benefit costs, of which approximately 85% to 95% are expected to result in cash expenditures.

Ironwood committed to this course of action on January 8, 2014, and expects to complete the reduction in workforce during the first quarter of 2014.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including, but not limited to, statements about Ironwood’s business strategy, structure and operations; the cause, size, timing and impact of Ironwood’s reduction in workforce and related activities; the functional source within Ironwood of the positions eliminated in such reduction; the expected size of Ironwood’s workforce following such reduction; the estimated charges and costs expected to be incurred in connection with such reduction; and the percent of such charges expected to result in cash expenditures.  Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include, without limitation, the difficulties in and effect of implementing Ironwood’s business strategy and investments, such as the risk that Ironwood’s planned investments do not have their anticipated effect; the difficulties in and effect of implementing Ironwood’s reduction in workforce, such as claims arising out of the reduction; and the risks related to the difficulty of predicting the financial impact or timing of Ironwood’s reduction in workforce, including the risk that the actual financial and other impacts of the reduction could vary materially from the outcomes anticipated. Applicable risks also include those listed under the heading “Risk Factors” and elsewhere in Ironwood’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, in addition to the risk factors that are listed from time to time in Ironwood’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings. Ironwood undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after this Form 8-K. Except as otherwise noted, these forward-looking statements speak only as of the date of this Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: January 8, 2014	By:	/s/ Michael J. Higgins
Name: Michael J. Higgins
Title: Chief Operating Officer and Chief Financial Officer